As filed with the Securities and Exchange Commission on August 17, 2004

UNITED STATES

SECURITIES EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Rule 14a-12

GLOBAL PAYMENTS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GLOBAL PAYMENTS INC.

10 GLENLAKE PARKWAY, NORTH TOWER

ATLANTA, GEORGIA 30328

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

The 2004 Annual Meeting of shareholders (the “Annual Meeting”) of Global Payments Inc. (the “Company”) will be held at the Company’s offices at 10 Glenlake Parkway, North Tower, Atlanta, Georgia, 30328 on September 21, 2004, at 11:00 a.m., Atlanta time, for the following purposes:

1.	To elect three Class I directors to serve until the annual meeting of shareholders in 2007, or until their successors are duly elected and qualified or until their earlier resignation, retirement, disqualification, removal from office or death;

2.	To approve the adoption of the Company’s 2005 Incentive Plan; and

3.	To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on August 6, 2004 are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. You may vote your shares by completing and returning the enclosed proxy card, or you may vote via the Internet or by telephone. Instructions for voting via the Internet or by telephone are set forth in the enclosed proxy statement and proxy card.

YOUR VOTE IS IMPORTANT!

Submitting your proxy does not affect your right to vote in person if you attend the Annual Meeting. Instead, it benefits the Company by reducing the expenses of additional proxy solicitation. Therefore, you are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before its exercise by (i) delivering written notice of revocation to the Company’s Corporate Secretary, Suellyn P. Tornay, at the above address, (ii) submitting to the Company a duly executed proxy card bearing a later date, (iii) voting via the Internet or by telephone at a later date, or (iv) appearing at the Annual Meeting and voting in person; provided, however, that no such revocation under clause (i) or (ii) shall be effective until written notice of revocation or a later dated proxy card is received by the Corporate Secretary at or before the Annual Meeting, and no such revocation under clause (iii) shall be effective unless received on or before 11:59 p.m., Atlanta time, on September 20, 2004.

When you submit your proxy, you authorize Paul R. Garcia or Suellyn P. Tornay or either one of them, each with full power of substitution, to vote your shares at the Annual Meeting in accordance with your instructions or, if no instructions are given, for the election of the Class I nominees and, with respect to proxies other than broker non-votes, for the approval of the 2005 Incentive Plan, and to vote on any adjournments or postponements of the Annual Meeting.

By Order of the Board of Directors,

SUELLYN P. TORNAY,
Executive Vice President,
General Counsel and Corporate Secretary

Dated: August 17, 2004

August 17, 2004

GLOBAL PAYMENTS INC.

10 GLENLAKE PARKWAY, NORTH TOWER

ATLANTA, GEORGIA 30328

PROXY STATEMENT

Introduction

This Proxy Statement is being furnished to solicit proxies on behalf of the Board of Directors of Global Payments Inc. (the “Company”) for use at the 2004 Annual Meeting of shareholders (the “Annual Meeting”), and at any adjournments or postponements thereof. The Annual Meeting will be held at the Company’s offices at 10 Glenlake Parkway, North Tower, Atlanta, Georgia, 30328 on September 21, 2004, at 11:00 a.m., Atlanta time, for the following purposes:

1.	To elect three Class I directors to serve until the annual meeting of shareholders in 2007, or until their successors are duly elected and qualified or until their earlier resignation, retirement, disqualification, removal from office or death; and

2.	To approve the adoption of the Company’s 2005 Incentive Plan; and

3.	To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about August 18, 2004.

Quorum and Voting

Voting Shares. Pursuant to the Company’s Amended and Restated Articles of Incorporation, only the Company’s common shares, no par value (the “Common Stock”), may be voted at the Annual Meeting.

Record Date. Only those holders of Common Stock of record at the close of business on August 6, 2004, are entitled to receive notice and to vote at the Annual Meeting or any adjournment or postponement thereof. On that date, there were 38,417,350 shares of Common Stock issued and outstanding, held by approximately 2,679 shareholders of record. These holders are entitled to one vote per share.

Quorum. In order for any business to be conducted, the holders of a majority of the shares entitled to vote at the Annual Meeting must be present (a “Quorum”), either in person or represented by proxy. For the purpose of determining the presence of a Quorum, abstentions and broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others) will be counted as present.

Voting Options. Proposal 1, the election of three directors in Class I, will require the vote of the holders of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting at which a Quorum is present. With respect to Proposal 1, shareholders may (i) vote “for” each nominee, or (ii) “withhold authority” to vote for any nominee. If a Quorum is present, a vote to “withhold authority” and a broker non-vote will have no effect on the outcome of the election of directors. The three nominees receiving the most votes will be elected to serve as the Class I Directors for a three year term.

With respect to Proposal 2, the approval of the Company’s 2005 Incentive Plan, shareholders may (i) vote “for,” (ii) vote “against,” or (iii) “abstain” from voting on the proposal. Proposal 2 will be approved if (1) a majority of the outstanding shares of Common Stock vote “for” or “against” or “abstain” from voting on the proposal, and (2) a majority of those voting on the proposal, which only includes those voting “for” or “against” or abstaining, vote in favor of the proposal. Broker non-votes will not be counted for any purpose on Proposal 2, other than establishing a quorum.

Internet and Telephone Voting. Shareholders of record can simplify their voting and reduce the Company’s costs by voting their shares via the Internet or by telephone. Shareholders may submit their proxy voting instructions via the Internet by accessing the website identified on the enclosed proxy card and following instructions on the website. Shareholders who choose to submit their proxy voting instructions by telephone should call the phone number identified on the enclosed proxy card and follow the prompts. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares, and to confirm that their instructions have been properly recorded. If your shares are held in the name of a bank or broker, the availability of Internet and telephone voting will depend on the voting processes of the applicable bank or broker; therefore, it is recommended that you follow the voting instructions on the form you receive. If you do not choose to vote via the Internet or by telephone, please date, sign, and return the proxy card.

Default Voting. When a proxy is timely executed and not revoked, the shares represented by the proxy will be voted in accordance with the instructions indicated in the proxy. IF NO INSTRUCTIONS ARE INDICATED, HOWEVER, PROXIES WILL BE VOTED (1) “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND (2) WITH RESPECT TO PROXIES OTHER THAN BROKER NON-VOTES, “FOR” PROPOSAL 2, RELATING TO THE APPROVAL OF THE ADOPTION OF THE COMPANY’S 2005 INCENTIVE PLAN.

The Board of Directors is not presently aware of any business to be presented for a vote at the Annual Meeting other than the proposals noted above. If any other matter properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is made, in their own discretion.

Revocation of a Proxy. A shareholder’s submission of a proxy via the Internet, by telephone, or by mail does not affect the shareholder’s right to attend in person. A shareholder who has given a proxy may revoke it at any time prior to its being voted at the Annual Meeting by (i) delivering written notice of revocation to the Company’s Corporate Secretary, Suellyn P. Tornay, at the Company’s address on the first page of this proxy statement, (ii) properly submitting to the Company a duly executed proxy card bearing a later date, (iii) voting via the Internet or by telephone at a later date, or (iv) appearing at the Annual Meeting and voting in person; provided, however, that no such revocation under clause (i) or (ii) shall be effective until written notice of revocation or a later dated proxy card is received by the Corporate Secretary at or before the Annual Meeting, and no such revocation under clause (iii) shall be effective unless received on or before 11:59 p.m. Atlanta time on September 20, 2004.

Adjourned Meeting. If a Quorum is not present, the Annual Meeting may be adjourned by the holders of a majority of the shares of Common Stock represented at the Annual Meeting. The Annual Meeting may be rescheduled at the time of the adjournment with no further notice of the reconvened meeting if the date, time and place of the reconvened meeting are announced at the adjourned meeting before its adjournment; provided, however, that if a new record date is or must be fixed, notice of the reconvened meeting must be given to the shareholders of record as of the new record date. An adjournment will have no effect on the business to be conducted at the meeting.

ELECTION OF DIRECTORS; NOMINEES

The Company’s Bylaws provide that the number of directors constituting the Board of Directors shall be not less than two nor more than twelve, as determined from time to time by resolution of the shareholders or of the Board of Directors. The Board of Directors of the Company currently consists of nine members, who are divided into three classes, with the term of office of each class ending in successive years. Each class of directors serves staggered three-year terms or until their respective successors are elected and qualified or until their respective earlier resignation, retirement, disqualification, removal from office or death.

Three directors in Class I, Edwin H. Burba, Jr., Charles G. Betty, and Raymond L. Killian, whose terms expire at the Annual Meeting, have been nominated for re-election at the Annual Meeting. The Class I Directors will be elected to hold office until the 2007 annual meeting of shareholders or until their respective successors have been duly elected and qualified or until their respective earlier resignation, retirement, disqualification, removal from office or death. In the event that any of the nominees is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for such other person(s) as they may select.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR.

The affirmative vote of the holders of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting at which a quorum is present is required for the election of each of the nominees. If a choice is specified on the proxy card by a shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted “FOR” each of the three nominees.

Certain Information Concerning the Nominees and Directors

The following table sets forth the names of the nominees and the directors continuing in office, their ages, the month and year in which they first became directors of the Company, their positions with the Company, their principal occupations and employers for at least the past five years, any other directorships held by them in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information. There is no family relationship between any of the Company’s executive officers or directors, and there are no arrangements or understandings between any of the Company’s executive officers or directors and any other person pursuant to which any of them was elected an officer or director, other than arrangements or understandings with the directors and officers solely in their capacities as such. For information concerning membership on committees of the Board of Directors, see “Other Information About the Board and its Committees” below.

NOMINEES FOR DIRECTOR

Class I

Term Expiring Annual Meeting 2007

Name and Age	Month and Year First Became a Director	Positions with the Company, Principal Occupations During at Least the Past Five Years, and Other Directorships
Edwin H. Burba, Jr. (67)	February 2001

Director of the Company

National Security and Business Consultant (since 1993); Commander in Chief, Forces Command, United States Army (1989-1993); Commanding General, Combined Field Army of the Republic of Korea and United States (1988-1989).

Charles G. Betty (47)	July 2002

Director of the Company

Chief Executive Officer and Director, Earthlink, Inc. (since 2000); President, Chief Executive Officer, and Director, Earthlink Network, Inc. (1996-2000); Strategic Planning Consultant (1994-1996); President, Chief Executive Officer, and Director, Digital Communications Associates, Inc. (1989-1994).

Raymond L. Killian (67)	September 2003

Director of the Company

Chairman, Investment Technology Group, Inc. (since 1997); President and Chief Executive Officer, ITG (1995-2002); Executive Vice President, Jefferies Group, Inc. (1985-1995); Vice President, Institutional Sales, Goldman Sachs & Co. (1982-1985); Director and majority owner, Voice Automation, Inc.; Partner, High Street Equity Advisors.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Class II

Term Expiring Annual Meeting 2005

Name and Age	Month and Year First Became a Director	Positions with the Company, Principal Occupations During at Least the Past Five Years, and Other Directorships
Paul R. Garcia (52)	February 2001

President, Chief Executive Officer, and Director of the Company

President and Chief Executive Officer of the Company (since February 2001); Chief Executive Officer of NDC eCommerce, a division of National Data Corporation (July 1999 - January 2001); President and Chief Executive Officer of Productivity Point International (March 1997 – September 1998); Group President of First Data Card Services (1995 – 1997); Chief Executive Officer of National Bancard Corporation (NaBANCO) (1989 – 1995); Director, Verso Technologies, Inc.

Gerald J. Wilkins (46)	November 2002

Director of the Company

President, WJG Consulting, Inc. (since 2003); Executive Vice President and Chief Financial Officer of AFC Enterprises, Inc. (2000-2003); Chief Financial Officer of AFC Enterprises, Inc. (1995-2000); Vice President, International Business Planning, KFC International (1993-1995).

Michael W. Trapp (64)	July 2003	Director of the Company President, Sands Partners, Inc. (since 2000); Managing Partner, Southeast area, Ernst & Young LLP (1993-2000); Director, The Ann Taylor Company.

Class III

Term Expiring Annual Meeting 2006

Name and Age	Month and Year First Became a Director	Positions with the Company, Principal Occupations During at Least the Past Five Years, and Other Directorships
Alex W. Hart (64)	February 2001

Director of the Company

Business Consultant (since October 1997); Chief Executive Officer of Advanta Corporation (1995-1997); Executive Vice Chairman of Advanta Corporation (1994); President and Chief Executive Officer of MasterCard International (1988-1994); Director, Fair Isaac Corporation; Chairman of the Board and Director, Silicon Valley Bancshares.

William I Jacobs (62)	February 2001

Director of the Company

Business Advisor (since August 2002); Managing Director and Chief Financial Officer of The New Power Company (2000-2002); Senior Executive Vice President, Strategic Ventures for MasterCard International (1999-2000); Executive Vice President, Global Resources for MasterCard International (1995-1999); Executive Vice President, Chief Operating Officer, Financial Security Assurance, Inc. (1984-1994); Director, Alpharma Inc. and Investment Technology Group, Inc.

Alan M. Silberstein (56)	September 2003

Director of the Company

President, Chief Operating Officer, and Director, Debt Resolve, Inc. (since June 2003); President and Chief Executive Officer, Western Union (2000-2001); Chairman and Chief Executive Officer, Claim Services, Travelers Property Casualty Insurance (1996-1997); Executive Vice President, Retail Banking, Midlantic Corporation (1992-1995); Director, Capital Access Network, Inc., Innovest Strategic Value Advisors, Inc., and Capital Access Network, Inc.

Other Information About the Board and its Committees

Meetings and Compensation. During the fiscal year ended May 31, 2004, the Company’s Board of Directors held seven meetings. All directors attended at least 75% or more of the combined total of the Board of Directors meetings and meetings of the committees on which they served during the period for which the respective director served on the Board of Directors or the applicable committee. For fiscal year 2004, the Company had a policy regarding the compensation of directors which provided that each non-employee director received an annual retainer of $17,500 in cash and shares of Common Stock worth $17,500. A non-employee director who served as a chairperson of a committee received $20,000 in cash and shares of Common Stock worth $20,000. A non-employee director who served as the lead director, described below, was compensated at a rate of $35,000 per year in cash and received Common Stock worth $35,000. All Common Stock issued pursuant to the director compensation policy was issued under the

Company’s Amended and Restated 2000 Long-Term Incentive Plan and was valued at then-prevailing market prices.

Pursuant to the foregoing policy, Mr. Yellowlees received $11,836 and 345 shares of Common Stock. Mr. Jacobs received $30,400 and 787 shares of stock. General Burba received $20,000 and 583 shares of Common Stock. Mr. Hart received $18,750 and 538 shares of stock. Mr. Venn and Ms. Denham were each entitled to receive $17,500 and 510 shares of Common Stock. Both of them requested that their interests in the cash and stock be remitted to their employer, Canadian Imperial Bank of Commerce (“CIBC”). Each of Mr. Betty and Mr. Wilkins received $17,500 and 510 shares of stock. Mr. Trapp, Mr. Killian, and Mr. Silberstein joined the Board during the year and were entitled to a pro-rated share of the annual compensation amount. Mr. Trapp received $16,599 and 459 shares of stock and each of Mr. Killian and Mr. Silberstein received $12,993 and 340 shares of stock.

In addition, all non-employee directors (including the chairperson) received $1,500 per Board meeting attended, and non-employee directors who served on a committee received $1,500 per committee meeting, while the chairperson of such committee received $2,500 per committee meeting. Telephonic meetings and telephonic participation are compensated at $1,000 per meeting. Non-employee directors were also compensated for their out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. The Company does not compensate a director who is also an employee of the Company for his or her services as a director.

Amended and Restated 2000 Non-Employee Director Stock Option Plan. The Company maintains the Amended and Restated 2000 Non-Employee Director Stock Option Plan (the “2000 Director Plan”), which provides for the grant to each of the Company’s non-employee directors who have not been appointed or elected to the Board of Directors solely by reason of his or her affiliation with the Company of an option to purchase shares of Common Stock having a fair market value on the date of the grant equal to $125,000. On June 1, 2004, the 2000 Director Plan was amended to change the amount of the annual grant to an option to purchase shares of Common Stock having a valuation according to the Black-Scholes option pricing model of $60,000. The purpose of the 2000 Director Plan is to advance the interests of the Company by encouraging ownership of common stock by non-employee directors, thereby giving such directors an increased incentive to devote their efforts to the success of the Company. The options are granted to non-employee directors upon election or appointment to the Board and on the business day following each annual meeting of shareholders. Option grants under the 2000 Director Plan are pro-rated for partial years of service. All options granted under the 2000 Director Plan after October 2003 will become exercisable, in the aggregate, as to 25% of the shares after the first year, 25% after the second year, 25% after the third year, and 25% after the fourth year of service from the date of the grant, except that such options will become fully exercisable upon the death, disability or retirement of the grantee, or upon the grantee’s failure to be re-nominated or re-elected as a director. Upon a grantee’s termination as a director for any reason, the options held by such person under the 2000 Director Plan will remain exercisable for five years or until the earlier expiration of the option. The exercise price for each option granted under the 2000 Director Plan will be the fair market value of the shares of Common Stock subject to the option on the date of the grant. Each option granted under the 2000 Director Plan will, to the extent not previously exercised, terminate and expire on the date which is 10 years after the date of grant of the option unless the 2000 Director Plan provides for earlier termination. During the fiscal year ended May 31, 2004, the eight non-employee directors received a stock option grant for the purchase of 3,230 shares of the Company’s Common Stock at an exercise price of $38.71 per share.

Lead Director. The lead director’s duties generally include serving as chair for all executive sessions of the non-management directors and communicating to the Chief Executive Officer the results of non-management executive Board sessions. Mr. Yellowlees served in that capacity until October 22, 2003, and Mr. Jacobs assumed that role immediately thereafter.

Director Independence. In August 2004, the Board of Directors undertook a review of director independence based on the standards for director independence included in the New York Stock Exchange corporate governance rules. During this review, the Board considered relationships and transactions during the past three years between each director or any member of his or her immediate family, on the one hand, and the Company and its subsidiaries and affiliates, on the other hand. The purpose of the review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Based on the review, the Board of Directors has determined that all of the directors, except Mr. Garcia, are independent of the Company and its management.

Committees. The Company’s Board of Directors has a standing Audit Committee, a standing Compensation Committee, and a standing Governance and Nominating Committee. The Board of Directors has determined that all members of such committees satisfy the independence requirements of the SEC and the New York Stock Exchange. Certain information regarding the functions of the Board’s committees and their present membership is provided below.

Audit Committee. As of the end of fiscal year 2004, the members of the Audit Committee were Mr. Trapp (Chairperson), Mr. Betty, Mr. Wilkins, and Mr. Silberstein. The Audit Committee operates under a written charter adopted by the Board of Directors, which is attached hereto as Appendix A and which is available on the Company’s website (www.globalpay.com). The Audit Committee annually reviews a report by the independent auditors describing the firm’s internal quality control procedures, the scope and plan and the results of the annual audit of the financial statements by the Company’s independent auditors, reviews the scope and plan of the internal audit program, reviews the nature and extent of non-audit professional services performed by the independent auditors and annually recommends to the Board of Directors the firm of independent public accountants to be selected as the Company’s independent auditors for the next fiscal year. During fiscal year 2004, the Audit Committee held four meetings, each of which was separate from regular Board meetings.

Audit Committee Financial Expert. The Board of Directors has determined that the chairman of the Audit Committee, Mr. Trapp, is an audit committee financial expert under the rules established by the SEC and the New York Stock Exchange.

Compensation Committee. As of the end of fiscal year 2004, the members of the Compensation Committee were General Burba (Chairperson), Mr. Hart, Mr. Jacobs, and Mr. Killian. The Committee also operates under a written charter which is available on the Company’s website (www.globalpay.com). This committee reviews levels of compensation, benefits, and performance criteria for the Company’s executive officers and administers the Amended and Restated 2000 Long-Term Incentive Plan, the 2000 Employee Stock Purchase Plan, and the 2000 Director Plan. During fiscal year 2004, the Compensation Committee held three meetings, all of which were separate from regular Board meetings.

Compensation Committee Interlocks and Insider Participation. None of the members of the Compensation Committee served as an officer or an employee of the Company during the fiscal year ended May 31, 2004.

Governance and Nominating Committee. As of the end of fiscal year 2004, the members of the Governance and Nominating Committee were Mr. Hart (Chairperson), General Burba, Mr. Jacobs, and Mr. Betty. The Committee operates under a formal charter which is available on the Company’s website (www.globalpay.com). This committee is responsible for developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company, determining the structure of the Board and its committees, and for identifying, nominating, proposing, and qualifying nominees for open seats on the Board of Directors, based primarily on the following criteria:

•	Experience as a member of senior management or director of a significant business corporation, educational institution, or not-for-profit organization;

•	Particular skills or experience that enhances the overall composition of the Board of Directors;

•	Serves on no more than five other publicly-held corporation boards of directors; and

•	Serves on no more than three other audit committees of boards of directors of publicly-held corporations.

The Governance and Nominating Committee does not consider or accept nominees to the Board of Directors nominated by shareholders. The Governance and Nominating Committee may use outside consultants to assist in identifying candidates. Members of the Governance and Nominating Committee must discuss and evaluate possible candidates prior to recommending them to the Board. This committee had one formal meeting during fiscal year 2004 which was separate from a regular Board meeting.

Communications from Security Holders. Any security holder may contact any member of the Board of Directors by directing such communication to such board member at the address of the Company (10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328). Any such correspondence received by the Company shall be forwarded to the applicable Board member.

Attendance at Annual Meeting. All directors are expected to attend the Company’s annual meeting of shareholders. On the date of the fiscal year 2003 annual shareholder meeting, there were twelve members of the Board of Directors and ten members were present at the meeting.

Certain Legal Proceedings. William I Jacobs, a member of the Board of Directors, was the Chief Financial Officer and Managing Director of The New Power Company, a subsidiary of NewPower Holdings, Inc. Both The New Power Company and NewPower Holdings, Inc. filed for Chapter 11 bankruptcy in the U.S. Bankruptcy Court for the Northern District of Georgia on June 11, 2002.

[Remainder of Page Intentionally Left Blank]

Common Stock Ownership of Management

The following table sets forth information as of July 26, 2004, with respect to the beneficial ownership of Common Stock by the nominees to the Board, by the directors of the Company, by each of the persons named in the Summary Compensation Table, and by the 13 persons, as a group, who were directors and/or executive officers of the Company on July 26, 2004.

Except as explained in the footnotes below, the named persons have sole voting and investment power with regard to the shares shown as beneficially owned by them.

Name	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Paul R. Garcia	283,870	(2)	*
Charles G. Betty	1,529	(3)	*
Edwin H. Burba, Jr.	5,864	(4)	*
Alex W. Hart	6,750	(4)	*
William I Jacobs	16,243	(4)	*
Raymond L. Killian, Jr.	515		*
Alan M. Silberstein	515		*
Michael W. Trapp	634		*
Gerald J. Wilkins	991		*
James G. Kelly	169,586	(5)	*
Carl J. Williams	2,000		*
Barry W. Lawson	154,509	(6)
Jeffery C. McWey	49,033	(7)	*
All Directors and Executive Officers as a group	568,128	(8)	1.48%

*	Less than one percent.
(1)	The percentage calculations are based on 38,407,162 shares of Common Stock outstanding on July 26, 2004.
(2)	This amount includes 46,697 shares of restricted stock over which Mr. Garcia currently has sole voting power and includes options to purchase 143,060 shares which are currently exercisable or will become exercisable within 60 days.
(3)	This amount includes options to purchase 222 shares which are currently exercisable or will become exercisable within 60 days.
(4)	This amount includes options to purchase 3,741 shares which are currently exercisable or will become exercisable within 60 days. This amount includes 10,823 shares held by a grantor retained annuity trust of which Mr. Jacobs is the trustee and has the sole right to receive annuity payments.
(5)	This amount includes 30,160 shares of restricted stock over which Mr. Kelly currently has sole voting power and options to purchase 100,937 shares which are currently exercisable or will become exercisable within 60 days.
(6)	This amount includes options to purchase 129,933 shares which are currently exercisable.
(7)	This amount includes 24,788 shares of restricted stock over which Mr. McWey currently has sole voting power and options to purchase 23,614 shares which are currently exercisable or will become exercisable within 60 days.
(8)	This amount includes 286,505 options which are currently exercisable or will become exercisable within 60 days.

Common Stock Ownership by Certain Other Persons

The following table sets forth information as of the date indicated with respect to the only persons who are known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Canadian Imperial Bank of Commerce (1) Commerce Court Toronto, Ontario, Canada M5L 1A2	6,000,000	15.8%

T. Rowe Price Associates (2) 100 East Pratt Street Baltimore, Maryland 21202	3,764,760	9.94%

Columbia Wanger Asset Management, L.P. (3) WAM Acquisition GP, Inc. 227 West Monroe Street, Suite 3000 Chicago, Illinois 60606	1,975,680	5.2%

(1)	This information is contained in a Schedule 13D dated May 11, 2004, and filed by Canadian Imperial Bank of Commerce with the Securities and Exchange Commission. CIBC reports that it has sole voting and sole dispositive power over all 6,000,000 shares.
(2)	This information was provided to the Company by T. Rowe Price Associates in a letter dated August 12, 2004. T. Rowe Price Associates indicated that it has sole dispositive power of all 3,764,760 shares and sole voting power for 667,500 shares.
(3)	This information is contained in a Schedule 13G dated February 10, 2004, and filed by Columbia Wanger Asset Management, L.P. and WAM Acquisition GP, Inc. with the Securities and Exchange Commission. They each report that they have shared voting and shared dispositive power over all 1,975,680 shares.

REPORT OF THE COMPENSATION COMMITTEE

Decisions on compensation and equity-based plans are made by the Compensation Committee. All decisions by the Compensation Committee relating to the compensation of the Company’s executive officers are made by the Compensation Committee and then presented to the full Board of Directors. Decisions of the Compensation Committee related to equity-based plans are made solely by that committee in order for awards or grants under the Company’s equity-based plans to satisfy Rule 16b-3 pursuant to the Securities Exchange Act of 1934, as amended.

The Company’s primary objective in designing and implementing its compensation programs is to maximize shareholder value over time through alignment of employee performance with business goals and strategies that serve shareholders’ interests. The overall goal of the Compensation Committee is to develop executive compensation and equity-based programs which are consistent with and linked to the Company’s strategic and annual business objectives.

Compensation Philosophy

The Compensation Committee has adopted certain principles which are applied in structuring the compensation opportunity for executive officers. These are:

Long-Term and At-Risk Focus. A significant percentage of total compensation for executive officers should be composed of long-term, at-risk rewards to focus senior management on the long-term interests of shareholders. Equity-based plans should comprise a major part of the long-term, at-risk portion of total compensation to encourage shareholder value-based management decisions and to link compensation to Company performance and shareholder interests.

Short-Term and At-Risk Focus. A significant portion of cash compensation for executives is linked to achievement of annual business plans or performance objectives. This includes cash bonuses that may be approved by the Compensation Committee relating to those objectives. Our executive officers face real risk of not receiving bonuses under this plan, which also recognizes variability in individual, unit and overall Company performance.

Competitiveness. Base pay and total compensation should be competitive with other similar companies based upon size, products and markets. A proxy survey of peer group companies is conducted periodically. The peer group surveyed includes appropriate companies contained in the Standard & Poor’s Information Technology Index used in the shareholder return analysis shown later, in addition to other firms in the Company’s business sectors.

Stock Option Awards, Restricted Stock Grants, and Bonus Deferral Program

Equity-based compensation comprises a significant portion of the Company’s key employee compensation programs. The Company’s Amended and Restated 2000 Long-Term Incentive Plan has been utilized for this component of executive officer, long-term, equity-oriented compensation. Such plan is administered solely by the Compensation Committee and can involve stock options and restricted stock grants:

Stock Options. Options provide key employees with the opportunity to achieve an equity interest in the Company. Stock options are granted at 100% of fair market value on the date of grant and have 10-year terms. Stock options granted during the 2004 fiscal year vest one year after the date of grant with respect to 25% of the shares granted, an additional 25% after two years, an additional 25% after three years, and the remaining 25% after four years. The objective is to emphasize a long-term focus by key employees in the acquisition and holding of Common Stock. The number of stock options granted to an individual is based upon the individual’s potential to contribute to future growth of the Company. The frequency and size of individual grant amounts vary. During fiscal year 2004, the number of options required to achieve target grant values was based on the prevailing fair market value of the Common Stock.

Restricted Stock. Restricted stock grants are designed to be granted on a selective basis to key employees to further focus them on the longer-term performance of the Company. Generally, grants of restricted shares are subject to forfeiture if a grantee, among other conditions, leaves the Company prior to expiration of the restricted period. Generally, the restrictions lapse two years after the date of grant with respect to 33% of the shares granted, an additional 33% after three years, and the remaining 33% after four years. There are occasional exceptions to the vesting schedule.

Bonus Deferral Program. A bonus deferral program, approved by the Board of Directors, allows certain executives to defer a portion of their cash bonus in the form of a restricted stock grant. This program is consistent with the Company’s objectives to increase executives’ share ownership and at-risk compensation. Since participating executives are deferring earned cash in the form of shares at risk of forfeiture over three years, the amount deferred is increased by 35%. None of the named executive officers participated in the plan for fiscal year 2004.

Chief Executive Officer’s Compensation

Mr. Garcia’s fiscal year 2004 compensation derived primarily from annual performance plans, as well as commitments under his Employment Agreement effective July 12, 2000 (see “Employment Agreements with Paul R. Garcia, James G. Kelly, Carl J. Williams, Barry W. Lawson, and Jeffery C. McWey” below).

Mr. Garcia’s potential bonus award is reviewed annually and is based upon achievement of certain quantitative and qualitative performance objectives. Mr. Garcia agreed to have his bonus at risk under this plan to preserve deductibility by the Company under Code Section 162(m). The performance objectives included in this plan for the 2004 fiscal year included objectives for revenue and operating income growth. The balance of his 2004 fiscal year bonus was determined by other objectives.

The Compensation Committee’s general approach in setting Mr. Garcia’s annual compensation opportunity is to seek to be competitive with other companies in the Company’s industry, and for his compensation plan to be consistent with the Company’s business, strategy, and operating results. The Compensation Committee also seeks to have a large percentage of Mr. Garcia’s compensation opportunity based upon current year performance as well as actions to provide sustained long-term growth in shareholder value. To accomplish this, a mix of cash, restricted stock and stock options are provided to Mr. Garcia, which provides a significant element of risk based upon the Company’s performance.

COMPENSATION COMMITTEE

Edwin H. Burba, Jr., Chairperson

Alex W. Hart

William I Jacobs

Raymond L. Killian, Jr.

COMPENSATION AND OTHER BENEFITS

The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended May 31, 2004 (“2004 fiscal year”), May 31, 2003 (“2003 fiscal year”), and May 31, 2002 (“2002 fiscal year”), for (i) the Chief Executive Officer of the Company; and (ii) each of the four other most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000. Each person listed in (i) and (ii) above are hereinafter referred to as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

		Annual Compensation						Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary			Bonus			Restricted Stock Awards(1)		Securities Underlying Options(#)	All Other Compensation
Paul R. Garcia President and Chief Executive Officer	2004 2003 2002	$ $ $	500,000 450,000 400,000		$ $ $	460,000 300,000 200,000	(4)	$ $ $	1,499,981 81,000 67,522	70,000 100,000 100,000	$ $ $	26,199 9,038 9,417	(2) (3) (5)

James G. Kelly Sr. Executive Vice President and Chief Financial Officer	2004 2003 2002	$ $ $	350,000 325,000 300,000		$ $ $	230,000 170,000 180,000	(4)	$ $	999,998 20,250 —	30,612 50,000 47,985	$ $	3,231 — 2,596	(2) (5)

Carl J. Williams Executive Vice President International Operations	2004 2003 2002		$57,692 — —	(6)		$20,000 — —	(6)		— — —	65,000 — —		$0 — —

Barry W. Lawson (7) Executive Vice President and Chief Information Officer	2004 2003 2002	$ $ $	325,000 300,000 275,000		$ $ $	190,000 157,000 120,000	(4)	$ $ $	499,982 13,500 23,305	30,612 40,000 47,985	$ $ $	25,989 9,135 8,966	(2) (3) (5)

Jeffery C. McWey Executive Vice President and Chief Marketing Officer	2004 2003 2002	$ $ $	300,000 275,000 159,711	(8)	$ $ $	135,000 157,500 80,000	(8)	$ $	499,982 364,700 —	30,612 30,000 49,801	$ $ $	26,143 11,038 6,007	(2) (3) (5)

(1)	Awards of restricted shares to Messrs. Garcia, Kelly, Lawson, and McWey have been made under the Company’s Amended and Restated 2000 Long-Term Incentive Plan. The restricted stock awards are valued in the table based upon the closing market prices of the Company’s Common Stock on the grant dates. Grantees have the right to vote and dividends are payable to the grantees with respect to all awards of restricted shares reported in this column. The value of the restricted stock held by the Named Executive Officers on May 31, 2004, based on the closing price of $46.66 per share on May 30, 2004, was $2,219,196; $1,407,266; 0; 0; and $1,156,608 for Messrs. Garcia, Kelly, Williams, Lawson, and McWey, respectively. The numbers of shares of restricted stock held by Messrs. Garcia, Kelly, Williams, Lawson, and McWey on May 31, 2004, were 47,561; 30,160; 0; 0; and 24,788, respectively. Mr. Lawson’s employment with the Company terminated on May 31, 2004, and the restrictions on 10,459 shares of his restricted stock holdings were released, and 5,028 shares of restricted stock were cancelled as of May 31, 2004.

(2)	Such amount includes (i) Company contributions to the 401(k) plan on behalf of Mr. Garcia ($7,136), Mr. Kelly ($3,231), Mr. Lawson ($6,830), and Mr. McWey ($6,784) and (ii) attendance at the Company’s President’s Club trip on behalf of Mr. Garcia ($19,063); Mr. Lawson ($19,159); and Mr. McWey ($19,359).
(3)	Such amount includes (i) Company contributions to the 401(k) plan on behalf of Mr. Garcia ($8,295), Mr. Lawson ($5,784), and Mr. McWey ($8,743) and (ii) attendance at the Company’s President’s Club trip on behalf of Mr. Garcia ($743); Mr. Lawson ($3,351); and Mr. McWey ($2,295).
(4)	Mr. Garcia’s full bonus was $200,000, but $60,000 was deferred pursuant to the bonus deferral program described above in the section titled “Report of the Compensation Committee.” Mr. Kelly’s full bonus was $180,000, but $15,000 was deferred, and Mr. Lawson’s full bonus was $120,000, but $10,000 was deferred, in each case pursuant to the bonus deferral program. The restricted stock issued pursuant to the deferred amounts was granted in the 2003 fiscal year and, as such, is disclosed as a fiscal year 2003 restricted stock grant.
(5)	Such amount includes (i) Company contributions to the 401(k) plan on behalf of Mr. Garcia ($6,820), Mr. Lawson ($6,369), and Mr. McWey ($3,411) and (ii) attendance at the Company’s President’s Club ($2,596 each).
(6)	Mr. Williams began full time employment on March 15, 2004, and the compensation and bonus shown are for a partial year.
(7)	Mr. Lawson’s employment with the Company terminated on May 31, 2004. Pursuant to the terms of his employment agreement, he was entitled to certain severance payments, acceleration of certain options, and the early vesting of certain restricted stock grants. The Company agreed to pay Mr. Lawson’s salary through December 31, 2004. In addition, 50,959 options that had not yet vested were accelerated to vest as of May 31, 2004 and 19,653 options were cancelled. 10,459 shares of restricted stock, whose restrictions had not lapsed, were released as of May 31, 2004, and 5,028 shares of restricted stock were cancelled.
(8)	Mr. McWey began full time employment in October 2001 and the compensation and bonus shown is for a partial year.

[Remainder of Page Intentionally Left Blank]

Option Grants in Last Fiscal Year

The following table sets forth information concerning option grants during the 2004 fiscal year to the Named Executive Officers.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year(1)	Exercise or Base Price($/Sh)	Expiration Date	Grant Date Present Value (2)
Paul R. Garcia	70,000	6.75%	$33.81	08/07/2013	$1,206,100

James G. Kelly	30,612	2.95%	$33.81	08/07/2013	$527,445

Carl J. Williams	65,000	6.26%	$43.21	03/15/2014	$1,420,250

Barry W. Lawson(3)	30,612	2.95%	$33.81	08/07/2013	$527,445

Jeffery C. McWey	30,612	2.95%	$33.81	08/07/2013	$527,445

(1)	The Company granted options to employees to purchase a total of 1,037,553 shares during the 2004 fiscal year. Stock options are granted at 100% of fair market value on the date of the grant and have 10 year terms. Stock options granted during the 2004 fiscal year vest one year after the date of the grant with respect to 25% of the shares granted, an additional 25% after two years, an additional 25% after three years, and the remaining 25% after four years.
(2)	These grant date values, based on the Black-Scholes option pricing model and the assumptions described in Note 9 to the Company’s Consolidated Financial Statements in the Form 10-K filed for the 2004 fiscal year, are for illustrative purposes only, and are not intended to be a forecast of what future performance will be.
(3)	See Footnote 7 to the Summary Compensation Table.

Option Exercises and Fiscal Year-End Values

The following table sets forth information concerning options exercised by the Named Executive Officers during the 2004 fiscal year and the number and value of unexercised options held by the Named Executive Officers as of May 31, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Name	Exercised Options		Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End
	Shares Acquired on Exercise (#)	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Paul R. Garcia	50,000	$1,697,000	80,560	432,684	$2,350,120	$10,110,432

James G. Kelly	0	0	71,288	184,168	$2,277,385	$4,281,439

Carl J. Williams	0	0	0	65,000	0	$224,250

Barry W. Lawson (1)	30,000	$1,127,400	129,933	0	$2,653,619	0

Jeffery C. McWey	0	0	9,961	125,240	$164,755	$2,514,626

(1)	See Footnote 7 to the Summary Compensation table.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Employment Agreements with Paul R. Garcia, James G. Kelly, Carl J. Williams, Barry W. Lawson and Jeffery C. McWey. Each of Messrs. Garcia, Kelly, Williams, and McWey are parties to employment agreements with the Company, the material terms of which are summarized below. Mr. Lawson was also a party to such an agreement but his employment terminated on May 31, 2004.

Each Named Executive Officer (which, for purposes of this section only, shall be deemed to include Mr. Lawson through May 31, 2004) is entitled to a minimum annual salary, subject to yearly review, plus an annual at-risk incentive bonus opportunity, which is determined annually based on a range of specific financial objectives reflecting his area and scope of responsibility. Each Named Executive Officer is also entitled to participate in all incentive, savings and welfare benefit plans generally made available to executive officers of the Company. The current annual salaries of these Named Executive Officers are as follows: Mr. Garcia—$600,000; Mr. Kelly—$375,000; Mr. Williams—$315,000; and Mr. McWey— $310,000. Mr. Lawson’s annual salary as of his termination date was $325,000.

Each of the Named Executive Officers has agreed in his employment agreement not to disclose confidential information or compete with the employer, and not to solicit the employer’s customers or recruit its employees, for a period of 24 months following the termination of his employment.

Each of the employment agreements may be terminated by the Company at any time for “cause” or “poor performance” (as defined therein) or for no reason, or by the Named Executive Officer with or without “good reason” (as defined therein). Each employment agreement will also be terminated upon the death, disability or retirement of the Named Executive Officer. Depending on the reason for the termination and when it occurs, the Named Executive Officer will be entitled to certain severance benefits, as described below.

If, prior to a change in control, the Named Executive Officer’s employment is terminated by the Company without cause (but not for poor performance) or he resigns for good reason, the Company will be required to pay him his accrued salary and benefits through the date of termination plus a portion of his target annual bonus for the current year. For up to 18 months, or until he is employed elsewhere or he violates certain restrictive covenants, the Company will continue to pay the Named Executive Officer his base salary and will provide him with health insurance coverage. In addition, all of the Named Executive Officer’s restricted stock awards will vest and those stock options that would have vested in the next 24 months will vest and remain exercisable for 90 days after the end of the salary continuation period, as described above.

If, prior to a change in control, the Named Executive Officer’s employment is terminated by the Company for poor performance, the Company will be required to pay him his accrued salary and benefits through the date of termination plus a portion of his target annual bonus for the current year. For up to 12 months, or until he is employed elsewhere or he violates certain restrictive covenants, the Company will continue to pay the Named Executive Officer his base salary and will provide him with health insurance coverage. In addition, all of the Named Executive Officer’s restricted stock awards and stock options that would have vested in the next 24 months will vest and the options will remain exercisable for 90 days after the earlier of six months or the end of the salary continuation period, as described above.

If, within 36 months after a change in control, the Named Executive Officer’s employment is terminated by the Company without cause or he resigns for good reason, the Company will be required to pay him his accrued salary and benefits through the date of termination plus 100% of his annual bonus opportunity for the current year. For 24 months (unless he violates certain restrictive covenants), the Company will continue to pay the executive his base salary and will provide him with health insurance coverage. In addition, all of the Named Executive Officer’s restricted stock awards and stock options will vest and the options will remain exercisable for 90 days after the end of the salary continuation period, as described above.

Whether or not a change in control shall have occurred, if the employment of the Named Executive Officer is terminated by reason of his death, disability or retirement, he will be entitled to his accrued salary and benefits through the date of termination and any death, disability or retirement benefits that may apply, but no additional severance amount. If the Company terminates the Named Executive Officer for cause, or if he resigns from the Company without good reason, he will be entitled to his accrued salary and benefits through the date of termination, but no additional severance amount.

For purposes of these employment agreements, a change in control of the Company is generally defined as the acquisition by a third party of 35% or more of the voting power of the Company, or the consummation of certain mergers, asset sales or other major business combinations. A restructuring or separation of any line of business of the Company will not, of itself, constitute a change in control. Each of these employment agreements provides that the Named Executive Officer will be entitled to a tax gross-up payment from the Company to cover any excise tax liability he may incur as a result of payments or benefits contingent on a change in control, but such gross-up payment will be made only if the after-tax benefit to the Named Executive Officer of such tax gross-up is at least $50,000. If not, the benefits would be reduced to an amount that would not trigger the excise tax.

SHAREHOLDER RETURN ANALYSIS

The following line-graph presentation compares cumulative shareholder returns of the Company with the Standard & Poor’s Information Technology Index and the Standard & Poor’s 500 Stock Index for the forty-month period beginning on February 1, 2001, the date of the spin-off transaction from the Company’s former parent, National Data Corporation (now known as NDC Health Corporation). The line graph assumes the investment of $100 in the Company’s Common Stock, the Standard & Poor’s Information Technology Index, and the Standard & Poor’s 500 Stock Index on February 1, 2001, and assumes reinvestment of all dividends.

COMPARISON OF 40 MONTH CUMULATIVE TOTAL RETURN*

AMONG GLOBAL PAYMENTS INC., THE S & P 500 INDEX

AND THE S & P INFORMATION TECHNOLOGY INDEX

*	$100 invested on 2/1/01 in stock or on 1/31/01 in index-including reinvestment of dividends. Fiscal year ending May 31.

Copyright © 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.

www.researchdatagroup.com/S&P.htm

APPROVAL OF THE ADOPTION OF THE COMPANY’S 2005 INCENTIVE PLAN

On August 13, 2004, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, the Global Payments Inc. 2005 Incentive Plan. The plan will become effective as of the date it is approved by the shareholders.

The Board has reserved 4,000,000 shares of Common Stock for issuance upon the grant or exercise of awards pursuant to the plan. As of August 13, 2004, approximately 589 of the Company’s employees, officers, and directors are eligible to participate in the plan.

The Company also maintains the Global Payments Inc. 2000 Long-Term Incentive Plan, under which stock options and other awards with respect to an aggregate of approximately 5,415,996 shares of the Company’s Common Stock were outstanding as of August 6, 2004. As of August 6, 2004, there were approximately 584,004 shares remaining available for grant under the 2000 Long-Term Incentive Plan. If the shareholders approve the 2005 Incentive Plan, all future equity grants to the Company’s employees, officers, and consultants will be made from the 2005 Incentive Plan, and the Company will not grant any additional awards under the 2000 Long-Term Incentive Plan; however, the Company reserves the right to pay discretionary bonuses, or other types of compensation, outside of this new plan.

A summary of the 2005 Incentive Plan is set forth below. This summary is qualified in its entirety by the full text of the plan, which is attached to this Proxy Statement as Appendix B.

Summary of the Plan

Purpose. The purpose of the plan is to promote the Company’s success by linking the personal interests of its employees, officers, directors and consultants to those of the Company’s shareholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards. The plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of Common Stock, which may be non-qualified stock options or incentive stock options under the U.S. tax code (the “Code”);

•	stock appreciation rights (SARs), which give the holder the right to receive the difference between the fair market value per share of Common Stock on the date of exercise over the grant price;

•	performance awards, which are payable in cash or stock upon the attainment of specified performance goals;

•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the compensation committee;

•	restricted stock units, which represent the right to receive shares of Common Stock (or an equivalent value in cash or other property) in the future, based upon the attainment of stated vesting or performance criteria;

•	deferred stock units, which represent the right to receive shares of Common Stock (or an equivalent value in cash or other property) in the future;

•	dividend equivalents, which entitle the participant to payments equal to any dividends paid on the shares of stock underlying an award;

•	other stock-based awards in the discretion of the compensation committee, including unrestricted stock grants; and

•	purely cash-based awards.

Shares Available for Awards. Subject to adjustment as provided in the plan, the aggregate number of shares of Common Stock reserved and available for issuance pursuant to awards granted under the plan is 4,000,000, except that each share of stock issued pursuant to an award other than an option or SAR shall reduce the number of shares available by two shares. Except for shares retained or surrendered to satisfy tax withholding obligations, only shares actually issued under the plan count against the total number of shares available under the plan.

Limitations on Awards. The maximum number of shares of Common Stock that may be covered by options and stock appreciation rights granted under the plan to any one person during any one calendar year is 300,000. The maximum fair market value (measured as of the grant date) of Common Stock that may be granted under the plan in the form of restricted stock, restricted stock units, deferred stock units, performance shares or other stock-based awards under the plan to any one person during any one calendar year (less any consideration paid by the person for such award) is $5,000,000. The aggregate dollar value of any performance-based cash award that may be paid to any one person during any one calendar year under the plan shall be $2,500,000. The aggregate maximum fair market value (measured as of the grant date) of any other awards that may be granted to any one person (less any consideration paid by the person for such award) during any one calendar year under the plan is $2,500,000.

Administration. The plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the plan; and make all other decisions and determinations that may be required under the plan. The Board of Directors may at any time administer the plan. If it does so, it will have all the powers of the Compensation Committee under the plan.

Performance Goals. The Compensation Committee may designate any award as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of a division, business unit, affiliate, department or function within the company or an affiliate over a performance term to be designated by the Compensation Committee that may be as short as calendar quarter or other three-month period:

•	revenue;

•	sales;

•	profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures);

•	earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures);

•	net income (before or after taxes, operating income or other income measures);

•	cash (cash flow, cash generation or other cash measures);

•	stock price or performance;

•	total shareholder return (stock price appreciation plus reinvested dividends);

•	return on equity;

•	return on assets;

•	return on investment;

•	market share;

•	improvements in capital structure;

•	expenses (expense management, expense ratio or other expense measures); and/or

•	business expansion or consolidation (acquisitions and divestitures);

The Compensation Committee must establish such goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations), and the Compensation Committee may not increase any award or, except in the case of certain qualified terminations of employment, waive the achievement of any specified goal. Mid-term adjustments of a performance formula are permitted only in the case of a corporate transaction or other event of the type that would also trigger an adjustment in stock based awards (as discussed below under “Adjustments”), or the in case of unusual and non-recurring financial events such as asset write-downs; litigation settlements; the effect of changes in tax laws or accounting principles affecting reported results; accruals for reorganization and restructuring programs; extraordinary nonrecurring items meriting special accounting treatment, as determined under generally accepted accounting principles; acquisitions or divestitures; and foreign exchange gains and losses. Any payment of an award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order; provided, however, that the Compensation Committee may permit other transfers where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events. Unless otherwise provided in an award certificate, if a participant’s service terminates by reason of death, disability or (with respect to market-priced options or SARS and awards that are not intended to be qualified as performance-based awards under Code Section 162(m)) retirement, all of such participant’s outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become fully vested and exercisable, all time-based vesting restrictions on his or her outstanding awards will lapse, and any performance-based criteria with respect to his or her awards shall be deemed to be satisfied at the greater of “target” or actual performance as of the date of such termination. Any options or stock appreciation rights accelerated upon a participant’s retirement will remain exercisable until the earlier of the original expiration of the award or five year from the retirement date. In addition, subject to limitations imposed with respect to qualified performance-based awards, the Compensation Committee may in its discretion accelerate awards for any other reason in its discretion. The Compensation Committee may discriminate among participants or among awards in exercising such discretion.

Adjustments. In the event of a stock split, a dividend payable in shares of Common Stock, or a combination or consolidation of the Common Stock into a lesser number of shares, the share authorization limits under the plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects the Common Stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the plan will be adjusted proportionately, and the Compensation Committee may adjust the plan and outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment

The Board of Directors or the Compensation Committee may, at any time and from time to time, terminate or amend the plan, but if an amendment to the plan would materially increase the number of shares of stock issuable under the plan, expand the types of awards provided under the plan, materially expand the class of participants eligible to participate in the plan, materially extend the term of the plan or otherwise constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. In addition, the Board of Directors or the Compensation Committee may condition any amendment on the approval the shareholders for any other reason. No termination or amendment of the plan may adversely affect any award previously granted under the plan without the written consent of the participant.

The Compensation Committee may amend or terminate outstanding awards; however, such amendments may require the consent of the participant and, unless approved by the shareholders or otherwise permitted by the anti-dilution provisions of the plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

As indicated above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s shareholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underling stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s shareholders.

Certain Federal Tax Effects

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon issuance of shares of Common Stock (or the equivalent value in cash or other property) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the Common Stock or other property as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Deferred Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a deferred stock unit award is granted. Upon receipt of shares of Common Stock (or the equivalent value in cash or other property) in settlement of a deferred stock unit award, a participant will recognize ordinary income equal to the fair market value of the Common Stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance awards are granted. When the participant receives or has the right to receive payment of cash or shares under the performance award, the cash amount or the fair market value of the shares of stock will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Benefits to Named Executive Officers and Others

As of August 13, 2004, no awards had been granted under the 2005 Incentive Plan. All awards under the plan will be made at the discretion of the Compensation Committee or under delegated authority. Therefore, it is not presently possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the plan had been in effect.

Recommendation of the Board; Approval

THE BOARD HAS APPROVED AND DECLARED THE ADVISABILITY OF THE 2005 INCENTIVE PLAN AND BELIEVES THAT IT IS FAIR TO, AND IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

With respect to Proposal 2, the approval of the Company’s 2005 Incentive Plan, shareholders may (i) vote “for,” (ii) vote “against,” or (iii) “abstain” from voting on the proposal. If a choice is specified on the proxy card by a shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted “FOR” approval of the plan, except with respect to broker non-votes. Proposal 2 will be approved if (1) a majority of the outstanding shares of Common Stock vote “for” or “against” or “abstain” from voting on the proposal, and (2) a majority of those voting on the proposal, which only includes those voting “for” or “against” or abstaining, vote in favor of the proposal. Broker non-votes will not be counted for any purpose on Proposal 2, other than establishing a quorum.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of May 31, 2004, including the Company’s Amended and Restated 2000 Long-Term Incentive Plan, the Company’s 2000 Non-Employee Director Stock Option Plan, and the Company’s 2000 Employee Stock Purchase Plan, each of which has previously been approved by the Company’s shareholders. The shareholders are being asked to approve the 2005 Incentive Plan, as provided in Proposal 2 above, and to allow 4,000,000 additional shares to be authorized for issuance as equity compensation.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:	3,179,810	$26.54	2,757,408
Equity compensation plans not approved by security holders:	—	—	—

Total	3,179,810	$26.54	2,757,408

AUDITOR INFORMATION

Independent Public Accountants

Deloitte & Touche LLP served as the Company’s independent auditor for the fiscal year ending May 31, 2004, and is serving as the independent auditor for the Company for the current fiscal year which began on June 1, 2004. A representative of Deloitte & Touche LLP is expected to be present at the 2004 Annual Meeting. The representative will be given the opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions from shareholders.

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company’s annual financial statements, the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q, and services that are normally provided by the independent public accountant in connection with statutory and regulatory filings or engagements were $383,463.00 for fiscal year 2003 and were $460,752.84 for fiscal year 2004.

Audit Related Fees

The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for assurance and related services that are related to the performance of the audit or review of the Company’s financial statements were $18,213.75 for fiscal year 2003 and were $131,602.84 for fiscal year 2004. Audit-related services included fees for Sarbanes-Oxley Section 404 readiness, consents to registration statements on Form S-3, and agreed-upon procedure audits for the Company’s Canadian debit network certification.

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for tax compliance, tax advice, and tax planning were $102,673.17 for fiscal year 2003 and were $430,610.62 for fiscal year 2004. The fees primarily related to services provided in connection with the Company’s acquisitions and related tax structuring.

All Other Fees

The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for services, other than stated above under the captions Audit Fees, Audit Related Fees, and Tax Fees, were $0 for fiscal year 2003 and $13,268.64 for fiscal year 2004. These fees were primarily related to professional development courses that the Company’s finance and accounting personnel attended.

Audit Committee Pre-Approval Policies

The Audit Committee must approve any audit services and any permissible non-audit services provided by Deloitte & Touche LLP prior to the commencement of the services. In making its pre-approval determination, the Audit Committee considers whether providing the non-audit services is compatible with maintaining the auditor’s independence. To minimize relationships which could appear to impair the objectivity of the independent auditor, it is the Audit Committee’s practice to restrict the non-audit services that may be provided to the Company by the Company’s independent auditor to tax services and merger and acquisition due diligence and integration services.

The Audit Committee has delegated to the Chair of the Audit Committee the authority to approve non-audit services by the independent auditor within the guidelines set forth above provided that the fees associated with the applicable engagement are not anticipated to exceed $100,000. Any decision by the Chair to pre-approve non-audit services must be presented to the full Audit Committee for ratification at its next scheduled meeting. All of the services described under the captions Audit Fees, Audit Related Fees, Tax Fees, and All Other Fees were approved by the Audit Committee in accordance with the foregoing policy.

Audit Committee Review

The Company’s Audit Committee has reviewed the services rendered and the fees billed by Deloitte and Touche LLP for the fiscal year ended May 31, 2004. The Audit Committee has determined that the services rendered and the fees billed last year that were not related directly to the audit of the Company’s financial statements were compatible with the maintenance of independence of Deloitte and Touche LLP as the Company’s independent accountants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with CIBC

On March 20, 2001, the Company purchased CIBC’s merchant acquiring business. As a result of this transaction, CIBC acquired beneficial ownership of approximately 26.25% of the Company’s outstanding Common Stock, and two of its employees were appointed to the Company’s Board of Directors. Both of the CIBC directors, Richard E. Venn and Gillian H. Denham, resigned from the Board on October 25, 2003. As of May 31, 2004, CIBC still held approximately 16% of the Company’s Common Stock.

Transition Services Agreement. CIBC provided transitional services under an agreement to provide various support services to the merchant acquiring business for a 24-month period commencing on the acquisition date of March 20, 2001. The purpose of the agreement was to facilitate the integration of the business into the Company’s existing operations. These services included customer service, credit and debit card processing and settlement functions. Although the CIBC back-end conversion was completed in November 2001, CIBC has continued to provide certain transitional services subsequent to the 24-month period based on an informal arrangement. In fiscal 2004, the Company incurred expenses of approximately $587,000 million (Canadian dollars) related to these services.

Credit Facility. The Company has a credit facility from CIBC that provides a line of credit up to $175 million (Canadian dollars) with an additional overdraft facility available to cover larger advances during periods of peak usage of credit and debit cards. The facility currently bears interest at a variable interest rate equal to the rate at which CIBC is able to obtain short-term deposits of Canadian dollars for any day in the New York interbank Eurocurrency market plus 0.40%. This line of credit is secured by a first priority security interest in the Company’s accounts receivable from VISA Canada/International and has been guaranteed by certain of the Company’s subsidiaries. The CIBC credit facility, as amended, had a term of 364 days expiring on December 9, 2003, but its expiration date has been subsequently extended until October 31, 2004. There was approximately $113.2 million (Canadian dollars) outstanding under the CIBC credit facility at May 31, 2004. The amount borrowed under the CIBC credit facility is restricted in use to pay merchants and is generally received from VISA Canada/International on the following day.

Marketing Alliance Agreement. Under a Marketing Alliance Agreement between CIBC and the Company, CIBC refers all new merchant processing relationships exclusively to the Company in exchange for a referral fee. CIBC also continues to provide the banking services required by the Company as part of the merchant processing business and provides the Company with access to Visa clearing capabilities in Canada. The agreement has an initial term of ten years from March 20, 2001. During fiscal year 2004, the Company paid CIBC approximately $445,000 (Canadian dollars) in connection with such agreement.

ADDITIONAL INFORMATION

Solicitation of Proxies

The cost of soliciting proxies will be borne by the Company; however, shareholders voting electronically (via phone or the Internet) should understand that there may be costs associated with electronic access, such as usage charges from Internet service providers or telephone companies. In addition to solicitation of shareholders of record by mail, telephone, or personal contact, arrangements will be made with brokerage houses to furnish proxy materials to their principals, and the Company may reimburse them for mailing expenses. Custodians and fiduciaries will be supplied with proxy materials to forward to beneficial owners of Common Stock. The Company has also engaged Georgeson Shareholder to solicit proxies on behalf of the Company, and the Company estimates that the fees for such services will not exceed $20,000.

Shareholder Proposals

Only proper proposals under Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) which are timely received will be included in the Proxy Statement and Proxy for the 2005 annual meeting of shareholders. Notice of shareholder proposals will be considered untimely if received by the Company after April 21, 2005. If the Company does not receive notice of any matter that a shareholder wishes to raise at the 2005 Annual Meeting by July 5, 2005, and a matter is properly raised at such meeting, the proxies granted in connection with that meeting will have discretionary authority whether or not to vote on the matter.

Shareholder List

The Company will maintain a list of shareholders entitled to vote at the Annual Meeting at its corporate offices at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328. The list will be available for examination at the Annual Meeting.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K, including the financial statements and financial statement schedules (but without exhibits) for the fiscal year ended May 31, 2004, will be provided, free of charge, upon written request of any shareholder addressed to Global Payments Inc., 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328, Attention: Investor Relations. Additionally, the EDGAR version of the Company’s Form 10-K is available on the Internet on the SEC’s web site (www.sec.gov).

Closing Price

The closing price of the Common Stock, as reported by the New York Stock Exchange on August 13, 2004, was $42.46.

Code of Business Conduct and Ethics

The Company has adopted a code of ethics for senior financial officers which is available on the Company’s website at www.globalpay.com. The Company intends to post amendments to or waivers from such code of ethics (to the extent applicable to the Company’s principal executive officer, principal financial officer or principal accounting officer) on its website at www.globalpay.com.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of the copies of reporting forms furnished to the Company, or written representations that no annual forms (Form 5) were required, the Company believes that, during the 2004 fiscal year, all of its officers, directors and 10% shareholders complied with the reporting requirements of the SEC regarding their ownership and changes in ownership of Common Stock (as required pursuant to Section 16(a) of the Securities Exchange Act of 1934), except Mr. Garcia had two late Form 4’s, Mr. Kelly had one late Form 4, Mr. Lawson had one late Form 4, Mr. Williams had one late Form 4 and his initial Form 3 was filed late.

REPORT OF THE AUDIT COMMITTEE

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and to report the results of the Audit Committee’s activities to the Board. Management has the primary responsibility for the financial statements and reporting process, including the systems of internal control, and Deloitte & Touche LLP (the independent auditor) is responsible for auditing those financial statements in accordance with generally accepted accounting principles and issuing a report thereon. In this context, the Audit Committee has reviewed and discussed with management and the independent auditor the Company’s audited financial statements as of and for the year ended May 31, 2004. The Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence. In addition, the Audit Committee has considered the compatibility of nonaudit services with the auditor’s independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements, referred to above, be included in the Company’s Annual Report on Form 10-K for the year ended May 31, 2004 for filing with the SEC.

AUDIT COMMITTEE

Michael W. Trapp, Chairperson

Charles G. Betty

Gerald J. Wilkins

Alan M. Silberstein

Appendix A

GLOBAL PAYMENTS INC.

AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

The Board of Directors (the “Board”) of Global Payments Inc. (the “Company”) has established the Audit Committee (the “Committee) of the Board to carry out the duties and responsibilities assigned to the Committee by the Board, including those required under the applicable securities laws, rules and regulations of the Securities and Exchange Commission (the “SEC”) and the rules and regulations of the New York Stock Exchange, Inc. or any other national securities exchange on which the Company’s Common Stock is listed (the “Applicable Exchange”). This Charter replaces and supercedes in its entirety the previous Audit Committee Charter adopted by the Board.

I. Members of the Committee

The Committee shall be comprised of at least three members of the Board. (See NYSE 303A.07(a)) Each member of the Committee will have no material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company) as affirmatively determined by the Board. All Committee members must be independent, including being free of disallowed compensation agreements, under all applicable rules and regulations. (See Section 10A(m)(3) of the Securities Exchange Act of 1934, Rule 10A-3(b)(1), NYSE 303A.02, 303A.06, and 303A.07 (b), and Sarbanes-Oxley Act Section 301)

Each member of the Committee must be financially literate, which means he or she must possess a working familiarity with basic finance and accounting practices and must comply with all financial literacy requirements of the Applicable Exchange. Unless the Board determines otherwise, at least one member of the Committee must be an “audit committee financial expert” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 (the “Act”) and the rules promulgated by the SEC thereunder, Item 401(h) of Regulation S-K, and the rules and regulations of the Applicable Exchange, as in effect from time to time. (See general commentary NYSE 303A.07(a)). The existence of such a member, including his or her name, and whether or not he or she is independent, will be disclosed in periodic filings as required by the SEC. (See Sarbanes-Oxley Act- Section 407).

Unless the Board determines otherwise, Committee members may not serve simultaneously on the audit committees of more than three public companies (See general commentary NYSE 303A.07(a)).

The Board will assess and determine such qualifications of the Committee members.

The members of the Committee shall be appointed from time to time but at least annually by the Board. The chairperson of the Committee shall be appointed by the Board. If a chairperson is not designated or present, the members of the Committee may designate a chairperson by majority vote of the Committee membership.

The responsibilities of a member of the Committee are in addition to his or her responsibilities as a member of the Board and each member of the Committee will be compensated separately for his or her service on the Committee.

II. Responsibilities and Duties of the Audit Committee

A. Scope of Responsibility

1.	The Committee shall be solely and directly responsible for the appointment, compensation, retention, and oversight of the work performed by the Company’s independent auditor (including resolution of disagreements between management and the independent auditor regarding financial

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reporting), (See Sarbanes-Oxley Act Section 301, NYSE 303A.06, and Exchange Act Rule 10A-3(b)(2)) and may not delegate any of such responsibilities to any other committee of the Board or to any other person or party (See general commentary NYSE 303A.07). The independent auditor shall report directly to the Committee and the Committee shall oversee the performance of all services by the independent auditor. (See Exchange Act Rule 10A-3(b)(2)) The Committee shall have ultimate authority to approve all audit engagement fees and terms and the Company shall provide appropriate funding.

2.	The Committee shall assist the Board in its oversight of (a) the integrity of the Company’s financial statements; (b) the Company’s compliance with legal and regulatory requirements; (c) the independent auditor’s qualifications and independence; (d) the performance of the Company’s internal audit function and of the independent auditor (See NYSE 303A.07(c)(i)(A)); (e) the Company’s disclosure controls, and (f) the Company’s procedures and internal controls over financial reporting.

B. Duties and Responsibilities Concerning the Financial Statements

The Committee shall assist the Board in fulfilling its oversight responsibilities by:

1.	reviewing and discussing the Company’s annual and quarterly financial statements with management and the independent auditor, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (See NYSE 303A.07(c)(iii)(B) and Item 306 of Regulation S-K);

2.	reviewing with the independent auditor, the effect of regulatory and accounting initiatives on the financial statements of the Company (See general commentary NYSE 303A.07(c)(iii)(H));

3.	reviewing with management and the independent auditor, any off-balance sheet structures and other material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company and the risks related thereto (See general commentary NYSE 303A.07(c)(iii)(H);

4.	reviewing major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and any special audit steps adopted in light of material control deficiencies (See general commentary NYSE 303A.07(c)(iii)(H));

5.	reviewing analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including the analyses of the effects of alternative GAAP methods on the financial statements (See general commentary NYSE 303A.07(c)(iii)(H));

6.	reviewing with the independent auditor, any audit problems or difficulties and management’s response (See NYSE 303A07(c)(iii)(F));

7.	reviewing with the independent auditor, any significant difficulties or disputes with management encountered during the course of the audit (See general commentary NYSE 303A.07(c)(iii)(F));

8.	reviewing with the independent auditor, any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise); any communications between the independent audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement, and any “management” or “internal control” letter issued or proposed to be issued by the independent auditor to the Company (See general commentary NYSE 303A.07(c)(iii)(F));

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9.	ensuring that the independent auditor provide the Committee for its review timely reports of all critical accounting policies and practices; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the effects of using such alternatives and the treatment preferred by the independent auditing firm; and other material written communications between the independent auditor and management, including but not limited to, the management letter and schedule of unadjusted differences (See Sarbanes-Oxley Act Section 204); and

10.	reviewing with the independent auditor, any other matters related to the annual Company audit, including those matters that are required to be communicated to the Committee under applicable law and generally accepted auditing standards (See Item 306 of Regulation S-K).

C. Duties and Responsibilities regarding Disclosure Controls

The Committee shall assist the Board in fulfilling its oversight responsibilities by:

1.	reviewing the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma”, or “adjusted” non-GAAP, information) (See NYSE 303A.07(c)(iii)(C) and general commentary NYSE 303A.07(c)(iii)(H));

2.	reviewing in general terms the financial information and earnings guidance provided to analysts and rating agencies (i.e. discussion of the types of information to be disclosed and the type of presentations to be made) (See NYSE 303A.07(c)(iii)(C) and general commentary NYSE 303A.07(c)(iii)(H)); and

3.	reviewing any disclosure from the Company’s CEO or CFO made in connection with the certification of the Company’s quarterly and annual reports filed with the SEC of (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls (See Sarbanes-Oxley Act Section 302 (a)(5)).

D. Duties and Responsibilities regarding Procedures and Internal Controls over Financial Reporting

The Committee shall assist the Board in fulfilling its oversight responsibilities by:

1.	working with management to establish, subject to the approval of the Board, the Company’s system of internal controls over financial reporting and reports of variance from those controls;

2.	discussing any major issues as to the adequacy of the Company’s internal controls or significant deficiencies in the design or operation of internal controls which could adversely affect the issuer’s ability to record, process, summarize, and report financial data and any special audit steps adopted in light of material control deficiencies (See general commentary NYSE 303A.07(c)(iii)(H)); and

3.	review the independent auditor’s reports on the adequacy of the Company’s internal controls and the independent auditor’s attestation and report on management’s internal control report from the time such reports are prepared (See Sarbanes-Oxley Act Section 404).

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E. Relationships with Independent Auditor

The Committee shall:

1.	solely and directly determine and approve the scope of the annual audit (including, as appropriate, reviewing with management, the internal audit director, and the independent auditor the proposed audit plan, including areas of business to be examined, the personnel to be assigned to the audit, the procedures to be followed, special areas to be investigated, and the program for integration of the independent and internal audit efforts) and the interim reviews of the Company’s financial statements, and the associated fees to be paid to the independent auditor for audit and for permissible non-audit work;

2.	confirm, oversee, monitor and evaluate the qualifications, performance and independence of the independent auditor considering whether the independent auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the independent auditor’s independence;

3.	review the qualifications, experience and performance of the audit partner, the reviewing partner and other senior members of the independent audit team, determine that all partner rotation requirements as promulgated by applicable rules and regulations are executed, and consider whether there should be regular rotation of the independent audit firm itself (See general commentary to NYSE 303A.07(c)(iii)(A) and Sarbanes-Oxley Act Section 203);

4.	obtain and review, at least annually, a report from the independent auditor describing (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (c) (to assess the auditor’s independence) all relationships between the independent auditor and the Company (See NYSE 303A.07(c)(iii)(A) and Item 306 of Regulation S-K); and

5.	set hiring policies for the Company’s hiring of employees or former employees of the independent auditor consistent with applicable regulations and rules of the Applicable Exchange (See NYSE 303A.07(c)(iii)(G)).

F. Approval of Services Provided by Independent Auditor

The Committee shall approve any audit services (which may entail providing comfort letters in connection with securities underwritings or statutory audits required for insurance companies for purposes of state law) and any permissible non-audit services prior to the commencement of the services as set forth in the Act, subject to any applicable de minimis exceptions to such pre-approval requirement. In making its pre-approval determination, the Committee shall consider whether providing the non-audit services is compatible with maintaining the auditor’s independence. If this pre-approval is delegated to an individual Committee member or members, such member or members shall present a report of his or her decisions at the next scheduled Committee meeting. Approval of non-audit services will be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934 (See Sarbanes-Oxley Act Section 202).

G. Relationships with the Internal Audit Function

The Committee shall:

1.	be solely and directly responsible for the appointment, replacement, reassignment, or dismissal of the Company’s internal audit director;

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2.	review activities, organizational structure, and qualifications of the internal audit function;

3.	annually, review and recommend any changes to the internal audit charter;

4.	periodically review with the internal audit director any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work;

5.	periodically review with the independent auditor the budget, staffing, and responsibilities of the internal audit function (See general commentary NYSE 303A.07(c)(iii)(F)); and

6.	take steps that are, in the sole judgment of the Committee, reasonable or necessary to ensure that the compensation and benefits allocated to the internal audit director is not subject to modification or termination without the consent of the Committee.

H. Compliance Oversight

The Committee shall:

1.	establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns or issues regarding the Company’s accounting or auditing matters (See Exchange Act Rule 10A-3(b)(3), Sarbanes-Oxley Act Section 301, and NYSE 303A.06));

2.	establish and review whistleblower procedures with respect to the protection of employees who act lawfully to provide information, cause information to be provided, or otherwise assist in an investigation of, or file, cause to be filed, testify, participate in or otherwise assist in a proceeding filed as a result of, a violation of securities laws relating to fraud against shareholders; and

3.	review and discuss with management the policies and guidelines for risk assessment and risk management, as well as the Company’s major financial risk exposures and the steps management has undertaken to control them (See NYSE 303A.07(c)(iii)(D)).

I. Other Duties and Responsibilities

The Committee shall:

1.	review and approve all related party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K;

2.	approve the annual audited financial statements to be included in the Company’s Form 10-K, recommend such action to the Board of Directors, and prepare the Report of the Committee for inclusion in the Company’s annual proxy statement as required by applicable SEC rules and regulations (See NYSE 303A.07(c)(i)(B) and Item 306 of Regulation S-K); and

3.	perform such other tasks as it deems appropriate and consistent with its duties hereunder and such other functions as are required by law, the Company’s Certificate of Incorporation or its Bylaws, or as requested by the Board.

J. Audit Committee Formalities and Charter

The Committee shall:

1.	meet at the request of the Chairman of the Board, the Chief Financial Officer or the independent auditor and shall meet at least once every quarter in regular session, or more frequently as circumstances dictate or as the Committee deems appropriate;

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2.	meet in executive sessions, separately, with each of (a) management, including the Chief Financial Officer, (b) the independent auditor and (c) the internal audit director, at least once every quarter (See NYSE 303A.07(c)(iii)(E));

3.	review and reassess annually the adequacy of this audit committee charter and recommend any changes to the Board;

4.	keep appropriate minutes of its meetings and actions taken by it, with the advice of counsel;

5.	conduct an annual performance assessment relative to the Committee’s purpose, duties, and responsibilities outlined herein (See NYSE 303A.07(c)(ii));

6.	report its actions, budget and expenditures to the Board (See NYSE 303A.07(c)(iii)(H)); and

7.	report periodically to the Board on the Committee’s activities and findings, including any issues regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, or the performance of the Company’s internal audit function (See NYSE 303A.07(c)(iii)(H)).

Meetings of the Committee may be held in person or telephonically and may be held at such times and places as the Committee determines. The chairperson of the Committee should prepare, or have prepared and approve, an agenda in advance of each meeting. The Committee may form and delegate authority to subcommittees as appropriate.

III. Further Authority of the Committee

The Committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities and duties as it deems reasonable or necessary in the discharge thereof. The Committee shall have the authority to engage independent counsel and other advisors, as it deems necessary to carry out its duties (See Exchange Act Rule 10A-3(b)(4) and Sarbanes-Oxley Act Section 301). The Company will provide appropriate funding, as determined by the Committee, for compensation to the independent auditor for audit services or to any advisors that the Committee chooses to engage and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties (See Exchange Act Rule 10A-3(b)(5) and Sarbanes-Oxley Act Section 301).

IV. Continuing Education

The Company is responsible for providing the Committee with educational resources related to the accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company shall assist the members of the Committee in maintaining appropriate financial literacy.

V. Limitation of Committee’s Role

While the Committee is charged with the duties and responsibilities set forth in and the powers granted by this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management of the Company and the Company’s independent auditor.

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Appendix B

GLOBAL PAYMENTS INC.

2005 INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1 GENERAL. The purpose of the Global Payments Inc. 2005 Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Global Payments Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

2.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Performance Award, Dividend Equivalent Award, or Other Stock-Based Award, Performance-Based Cash Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Awards or series of Awards under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f) “Committee” means the committee of the Board described in Article 4.

(g) “Company” means Global Payments Inc., a Georgia corporation, or any successor corporation.

(h) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable. Continuous Status as a Participant shall continue to the extent provided in a written severance or employment agreement during any period

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for which severance compensation payments are made to an employee, officer, consultant or director and shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company prior to its commencement.

(i) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

(j) “Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

(k) “Deferred Stock Unit” means a right granted to a Participant under Article 11.

(l) “Dividend Equivalent” means a right granted to a Participant under Article 12.

(m) “Effective Date” has the meaning assigned such term in Section 3.1.

(n) “Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.

(o) “Exchange” means the New York Stock Exchange (“NYSE”) or any national securities exchange on which the Stock may from time to time be listed or traded.

(p) “Fair Market Value”, on any date, means (i) if the Stock is listed on a securities exchange or is traded over the NYSE, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the NYSE, the mean between the bid and offered prices as quoted by the NYSE for such trading date, provided that if it is determined that the fair market value is not properly reflected by such NYSE quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

(q) “Full Value Award” means an Award other than in the form of an Option or SAR and which is settled by the issuance of Stock.

(r) “Grant Date” means the date an Award is made by the Committee.

(s) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(t) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(u) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(v) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(w) “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

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(x) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(y) “Participant” means a person who, as an employee, officer, director or consultant of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 14.5 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(z) “Performance Award” means Performance Shares, Performance Units or Performance-Based Cash Awards granted pursuant to Article 9.

(aa) “Performance-Based Cash Award” means a right granted to a Participant under Article 9 to a cash award to be paid upon achievement of such performance goals as the Committee establishes with regard to such Award.

(bb) “Performance Share” means any right granted to a Participant under Article 9 to a unit to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.

(cc) “Performance Unit” means a right granted to a Participant under Article 9 to a unit valued by reference to a designated amount of cash or property other than Shares, to be paid to the Participant upon achievement of such performance goals as the Committee establishes with regard to such Performance Unit.

(dd) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(ee) “Plan” means the Global Payments Inc. 2005 Incentive Plan, as amended from time to time.

(ff) “Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 14.10(b), or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

(gg) “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 14.10(b) upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(hh) “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(ii) “Restricted Stock Unit Award” means the right granted to a Participant under Article 10 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(jj) “Retirement” in the case of an employee means termination of employment with the Company, a Parent or Subsidiary after attaining a total combination of age and years of service of at least 70; provided, however, that a termination of employment prior to age 60 shall not constitute Retirement for purposes of the Plan unless the Participant shall have given 12 months advance written notice to the Company of his or her intent to retire, or the Company shall have

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expressly waived such prior notice. “Retirement” in the case of a non-employee director of the Company means retirement of the director in accordance with the provisions of the Company’s bylaws as in effect from time to time or the failure to be re-elected or re-nominated as a director.

(kk) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(ll) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 15.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 15.1.

(mm) “Stock” means the no par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

(nn) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(oo) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(pp) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(qq) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by both the Board and the shareholders of the Company (the “Effective Date”).

3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the

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Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a) Grant Awards;

(b) Designate Participants;

(c) Determine the type or types of Awards to be granted to each Participant;

(d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, in accordance with Article 14, based in each case on such considerations as the Committee in its sole discretion determines;

(g) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(h) Prescribe the form of each Award Certificate, which need not be identical for each Participant;

(i) Decide all other matters that must be determined in connection with an Award;

(j) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

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(l) Amend the Plan or any Award Certificate as provided herein; and

(m) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

Notwithstanding the foregoing, grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time, and the Committee may not make discretionary grants hereunder to Non-Employee Directors.

Notwithstanding the above, the Board may expressly delegate to a special committee consisting of one or more directors who are also officers of the Company some or all of the Committee’s authority under subsections (a) through (i) above, except that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4. AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 4,000,000; provided, however, that each share of Stock issued pursuant to a Full Value Award shall reduce the number of Available Shares by 2 shares.

5.2. SHARE COUNTING.

(a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(b) Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.

(c) If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(d) To the extent that the full number of Shares subject to an Option is not issued upon exercise of the Option for any reason (other than Shares used to satisfy an applicable tax withholding obligation), only the number of Shares issued and delivered upon exercise of the Option shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. Nothing in this subsection shall imply that any particular type of cashless exercise of an Option is permitted under the Plan, that decision being reserved to the Committee or other provisions of the Plan.

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5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 15.1), the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 300,000. The maximum aggregate grant with respect to Awards of Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares or other Stock-Based Awards granted in any one calendar year to any one Participant shall be $5,000,000 in fair market value (measured as of the Grant Date). The aggregate dollar value of any Performance-Based Cash Award that may be paid to any one Participant during any one calendar year under the Plan shall be $2,500,000. The aggregate maximum fair market value (measured as of the Grant Date) of any other Awards that may be granted to any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $2,500,000.

ARTICLE 6

ELIGIBILITY

6.1. GENERAL. Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted to only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, subject to Section 7.2(a) with respect to Incentive Stock Options.

(b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

(c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants; provided, however, that if Shares are used to pay the exercise price of an Option, such Shares must have been held by the Participant for at least such period of time, if any, as necessary to avoid variable accounting for the Option.

(d) EXERCISE TERM. In no event may any Option be exercisable for more than ten years from the Grant Date.

7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a) EXERCISE PRICE. The exercise price of an Incentive Stock Option shall not be less than the Fair Market Value as of the Grant Date.

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(b) LAPSE OF OPTION. Subject to any earlier termination provision contained in the Award Certificate, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

(1) The expiration date set forth in the Award Certificate.

(2) The tenth anniversary of the Grant Date.

(3) Three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4) One year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5) One year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 14, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 14.5.

(c) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

(d) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

(e) EXPIRATION OF AUTHORITY TO GRANT INCENTIVE STOCK OPTIONS. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was adopted by the Board, or the termination of the Plan, if earlier.

(f) RIGHT TO EXERCISE. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(g) ELIGIBLE GRANTEES. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or a Parent or Subsidiary.

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ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date in the case of any Stock Appreciation Right related to an Incentive Stock Option.

(b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Certificate. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Certificate.

ARTICLE 9

PERFORMANCE AWARDS

9.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant Performance Shares, Performance Units or Performance-Based Cash Awards to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

9.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award.

9.3. RIGHT TO PAYMENT. The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash or other property, including Shares, variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or

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conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the number and value of the Performance Awards that will be paid to the Participant.

9.4. OTHER TERMS. Performance Awards may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Certificate. For purposes of determining the number of Shares to be used in payment of a Performance Award denominated in cash but payable in whole or in part in Shares or Restricted Stock, the number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination by the Committee of the amount of the payment under the Award, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

ARTICLE 10

RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

10.1. GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock or Restricted Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock or Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a shareholder with respect to Restricted Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units.

10.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate that restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units.

10.4. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 11

DEFERRED STOCK UNITS

11.1 GRANT OF DEFERRED STOCK UNITS . The Committee is authorized to grant Deferred Stock Units to Participants subject to such terms and conditions as may be selected by the Committee. Deferred Stock Units shall entitle the Participant to receive Shares of Stock (or the equivalent value in cash

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or other property if so determined by the Committee) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections. An Award of Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms and conditions applicable to the Award.

ARTICLE 12

DIVIDEND EQUIVALENTS

12.1 GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of Shares subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested.

ARTICLE 13

STOCK OR OTHER STOCK-BASED AWARDS

13.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14

PROVISIONS APPLICABLE TO AWARDS

14.1. STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, any other Award granted under the Plan. Subject to Section 16.2, awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

14.2. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 7.2(d) applies, five years from its Grant Date).

14.3. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

14.4. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section

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414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.5. BENEFICIARIES. Notwithstanding Section 14.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

14.6. STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.7. ACCELERATION UPON DEATH OR DISABILITY OR RETIREMENT. Except as otherwise provided in the Award Certificate, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, or (with respect to Awards that are not intended to be Qualified-Performance-Based Awards under Section 14.10(b)) upon the Participant’s Retirement, all of such Participant’s outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse, and any performance-based criteria shall be deemed to be satisfied at the greater of “target” or actual performance as of the date of such termination. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate; provided, however, that in the case of acceleration upon the Participant’s Retirement, any Awards in the nature of rights that may be exercised shall remain exercisable until the earlier of (i) the original expiration of the Award, or (ii) the fifth anniversary of the Participant’s Retirement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(c), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.8. ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 14.7 above, and subject to Section 14.10 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.8.

14.9 EFFECT OF ACCELERATION. If an Award is accelerated under Section 14.7 or 14.8, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction, (iv) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price

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of the Award, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(c), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.10. QUALIFIED PERFORMANCE-BASED AWARDS.

(a) The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption; provided that the exercise or base price of such Award is not less than the Fair Market Value of the Shares on the Grant Date.

(b) When granting any other Award (including a below-market priced Option or SAR), the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate (and may be stated in terms of a dollar amount, a percentage increase, a target percentage or as an amount or percent of change over time):

•	Revenue

•	Sales

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

•	Net income (before or after taxes, operating income or other income measures)

•	Cash (cash flow, cash generation or other cash measures)

•	Stock price or performance

•	Total shareholder return (stock price appreciation plus reinvested dividends)

•	Return on equity

•	Return on assets

•	Return on investment

•	Market share

•	Improvements in capital structure

•	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

•	Business expansion or consolidation (acquisitions and divestitures)

(c) Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period.

(d) The Committee may provide in any Qualified Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported

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results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

(e) Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to subsection (c) above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in subsection (c), no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption. The Committee has the right for any reason to reduce (but not increase) an Award, notwithstanding the achievement of a specified performance goal.

(f) Section 5.4 sets forth the maximum number of Shares or dollar value that may be granted in any one-year period to a Participant in designated forms of Qualified Performance-Based Awards.

14.11. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

ARTICLE 15

CHANGES IN CAPITAL STRUCTURE

15.1. GENERAL. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for

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Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

ARTICLE 16

AMENDMENT, MODIFICATION AND TERMINATION

16.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an Exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

16.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b) The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

(c) Except as otherwise provided in Article 15, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

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ARTICLE 17

GENERAL PROVISIONS

17.1. NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

17.2. NO SHAREHOLDER RIGHTS. No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.3. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

17.4. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

17.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to ERISA.

17.6. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

17.7. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

17.8. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.9. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

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17.10. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.11. GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.12. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Georgia.

17.13. ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

17.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

17.15. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the

17

Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

The foregoing is hereby acknowledged as being the Global Payments Inc. 2005 Incentive Plan as adopted by the Board on August 13, 2004 and by the shareholders on                     , 2004.

GLOBAL PAYMENTS INC.

By:

Its:

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PROXY	GLOBAL PAYMENTS INC.
CARD	ATLANTA, GEORGIA
2004 ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Global Payments Inc. (the “Company”), Atlanta, Georgia, hereby constitutes and appoints Paul R. Garcia or Suellyn P. Tornay or either one of them, each with full power of substitution, to vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of shareholders to be held at the Company’s offices at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328, on September 21, 2004, at 11:00 a.m., Atlanta time (the “Annual Meeting”), or at any adjournments or postponements thereof, upon the proposals described in the Notice of Annual Meeting of Shareholders and Proxy Statement, both dated August 18, 2004, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote for the election of one or more persons to the Board of Directors if any of the nominees named herein becomes unable to serve, are further authorized to vote on matters which the Board of Directors does not know a reasonable time before making the proxy solicitation will be presented at the Annual Meeting, and are further authorized to vote on other matters which may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors unanimously recommends a vote “FOR” each of the proposals described below.

PROPOSAL 1.    ELECTION OF THREE DIRECTORS IN CLASS I

On the proposal to elect three directors in Class I to serve until the 2007 Annual Meeting of Shareholders, or until their respective successors are elected and qualified or until their respective earlier resignation, retirement, disqualification, removal from office or death:

☐ FOR all nominees listed, except as marked to the contrary below	☐ WITHHOLD AUTHORITY for all nominees

Class I Nominees:	(01) Charles G. Betty (02) Edwin H. Burba, Jr. (03) Raymond L. Killian

INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee’s number and name in the space provided below:

PROPOSAL 2.    ADOPTION OF THE COMPANY’S 2005 INCENTIVE PLAN

On the proposal to approve the adoption of the Company’s 2005 Incentive Plan:

☐ FOR	☐ AGAINST	☐ ABSTAIN

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted “FOR” election of the director nominees named in Proposal 1; with respect to Proxies other than broker non-votes, “FOR” Proposal 2 relating to the approval of the adoption of the Company’s 2005 Incentive Plan; and with discretionary authority on all other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Shares Held:

Signature of Shareholder

Signature of Shareholder (If Held Jointly)

Dated:

                                                 Month                                  Day                                    Year

Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GLOBAL PAYMENTS INC. AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.

Please detach proxy at perforation before mailing.

DETACH CARD               YOU MAY VOTE BY TELEPHONE, THE INTERNET, OR U.S. MAIL.

If you are voting by telephone or the Internet, please do not mail your proxy.

Vote By Telephone	Vote By Internet	Vote By Mail
Call Toll-Free using a Touch-Tone phone 1-800-542-1160	Access the Website and cast your vote http://www.votefast.com	Return your proxy in the postage-paid envelope provided.

Vote 24 hours a day, 7 days a week!

Your telephone or Internet vote must be received by 11:59 p.m. Atlanta time on September 20, 2004, to be counted in the final tabulation.

Your control number is

Vote By Telephone

Have your proxy card available when you call the Toll-Free number 1-800-542-1160 using a Touch-Tone phone. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

Vote By Internet

Have your proxy card available when you access the website http://www.votefast.com. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

Vote By Mail

Please mark, sign and date your proxy card and return it in the postage paid envelope provided or return it to: SunTrust Bank, Atlanta, P.O. Box 4625, Atlanta, GA 30302.

To Change Your Vote

Any subsequent vote by any means will change your prior vote. For example, if you voted by telephone, a subsequent Internet vote will change your vote. The last vote received before 11:59 p.m. Atlanta time, September 20, 2004, will be the one counted. You may also revoke your proxy by voting in person at the Annual Meeting.